WELLS FARGO FUNDS TRUST

Wells Fargo C&B Large Cap Value Fund
Class A, Class B, Class C, Class D,
Institutional Class and Select Class Shares

Supplement dated December 6, 2004
to the Prospectuses dated July 26, 2004

This supplement contains important information about matters recently approved by the Board of Trustees (the "Board") of Wells Fargo Funds Trust affecting the C&B Large Cap Value Fund (the "Fund").

At its November 2, 2004, meeting, the Board of Trustees of Wells Fargo Funds Trust unanimously approved the conversion of the C&B Large Cap Value Fund from a stand-alone fund to a gateway feeder fund (the "conversion"). In order to reflect the conversion, the Fund's prospectuses are supplemented as follows:

1. Under the section entitled, "Key Information," add the following section:

"Master/Gateway Structure

The C&B Large Cap Value Fund is a gateway fund in a Master/Gateway structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of Wells Fargo Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio. The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolio. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio in which it invests."

2. Under the section entitled, "Investment Strategies," replace, "We principally invest" with, "The Fund is a gateway fund that principally invests."

3. Under the section entitled, "The Investment Adviser," add the following:

"The C&B Large Cap Value Fund is a gateway fund that invests in the C&B Large Cap Value Portfolio."

4. Under the section entitled, "Organization and Management of the Funds," add the following section:

"Dormant Investment Advisory Arrangements

Under the investment advisory contract for the C&B Large Cap Value Fund, Funds Management acts as investment adviser for gateway fund assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive any compensation under this arrangement as long as the gateway fund invests substantially all of its assets in one or more master portfolios. If a gateway fund redeems assets from a master portfolio and invests them directly in a portfolio, Funds Management receives an investment advisory fee from the gateway fund for the management of those assets."

5. Under the section entitled, "The Sub-Adviser," add the following:

"Cooke & Bieler is also the sub-adviser for the C&B Large Cap Value Portfolio, in which the C&B Large Cap Value Fund invests its assets."

6. Under the section entitled, "Glossary," add the following:

"Gateway Fund

A Fund that invests its assets in one or more master portfolios or other Funds of Wells Fargo Funds, instead of directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets."

7. In addition, the Fund's prospectuses are amended to include a description of the C&B Large Cap Value Portfolio. The investment objective and strategy currently employed by the C&B Large Cap Value Fund will be, in effect, assumed by the C&B Large Cap Value Portfolio.